Exhibit 21

Power of Attorney

AXA AMERICA CORPORATE SOLUTIONS, INC., a company organized under the laws of the State of Delaware (the “Corporation”), hereby constitutes and appoints each of Dave Hattem, Alvin H. Fenichel, Andrea Nitzan, Richard V. Silver and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and 13G and Forms 3, Forms 4 and Forms 5 as required by the Securities Exchange Act of 1934, as amended, and any and all amendments or successor filings thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a “Filing”) relating to limited partnership units of AllianceBernstein Holding L.P. and AllianceBernstein L.P., both Delaware limited partnerships. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the Corporation’s responsibilities to comply with Section 13(d) and Section 16 of the Securities Exchange Act of 1934.

The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 10th day November, 2011.

AXA AMERICA CORPORATE SOLUTIONS, INC.

By:	/s/ Arjun Thawani
	Name:	Arjun Thawani
	Title:	Senior Vice President,
Treasurer and Controller

Power of Attorney

COLISEUM REINSURANCE COMPANY, a company organized under the laws of the State of Delaware (the “Corporation”), hereby constitutes and appoints each of Dave Hattem, Alvin H. Fenichel, Andrea Nitzan, Richard V. Silver and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and 13G and Forms 3, Forms 4 and Forms 5 as required by the Securities Exchange Act of 1934, as amended, and any and all amendments or successor filings thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a “Filing”) relating to limited partnership units of AllianceBernstein Holding L.P. and AllianceBernstein L.P., both Delaware limited partnerships. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the Corporation’s responsibilities to comply with Section 13(d) and Section 16 of the Securities Exchange Act of 1934.

The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 10th day November, 2011.

COLISEUM REINSURANCE COMPANY

By:	/s/ Arjun Thawani
	Name:	Arjun Thawani
	Title:	Vice President, Chief Financial Officer and Treasurer

Power of Attorney

AXA IM ROSE INC., a company organized under the laws of the State of Delaware (the “Corporation”), hereby constitutes and appoints each of Dave Hattem, Alvin H. Fenichel, Andrea Nitzan, Richard V. Silver and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and 13G and Forms 3, Forms 4 and Forms 5 as required by the Securities Exchange Act of 1934, as amended, and any and all amendments or successor filings thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a “Filing”) relating to limited partnership units of AllianceBernstein Holding L.P. and AllianceBernstein L.P., both Delaware limited partnerships. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the Corporation’s responsibilities to comply with Section 13(d) and Section 16 of the Securities Exchange Act of 1934.

The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 15th day November, 2011.

AXA IM ROSE INC.

By:	/s/ Gautier Ripert
	Name:	Gautier Ripert
	Title:	Chief Operating Officer

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